Supplement dated May 1, 2000 to the Prospectus dated March 13, 2000

Minnesota Life Variable Universal Life Account

     THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND UNDER THE HEADING "FUND CHARGES" ON PAGE 6.

                                                                                               Total                     Total
                                                                                               Annual                    Annual
                                                                                                Fund                      Fund
                                                                                             Operating                 Operating
                                                                                              Expenses      Total       Expenses
                                                                              Distribution    Without      Waivers        With
                                                        Advisory    Other       (12b-1)      Waivers or      and       Waivers or
                                                          Fee      Expenses       Fees       Reductions   Reductions   Reductions
                                                        --------   --------   ------------   ----------   ----------   ----------
SERIES FUND(1)
  Growth..............................................   0.45%      0.03%      0.25%           0.73%           --        0.73%
  Bond................................................   0.30%      0.06%      0.25%           0.61%           --        0.61%
  Money Market........................................   0.25%      0.06%      0.25%           0.56%           --        0.56%
  Asset Allocation....................................   0.35%      0.03%      0.25%           0.63%           --        0.63%
  Mortgage Securities.................................   0.30%      0.06%      0.25%           0.61%           --        0.61%
  Index 500...........................................   0.12%      0.05%      0.25%           0.42%           --        0.42%
  Capital Appreciation................................   0.50%      0.04%      0.25%           0.79%           --        0.79%
  International Stock(2)..............................   0.59%      0.19%      0.25%           1.03%           --        1.03%
  Small Company Growth................................   0.65%      0.05%      0.25%           0.95%           --        0.95%
  Maturing Government Bond 2010(2)....................   0.25%      1.18%         --           1.43%        1.03%        0.40%
  Value Stock.........................................   0.50%      0.05%      0.25%           0.80%           --        0.80%
  Small Company Value(2)..............................   0.70%      0.81%      0.25%           1.76%        0.66%        1.10%
  Global Bond(2)......................................   0.60%      0.34%      0.25%           1.19%           --        1.19%
  Index 400 Mid-Cap(2)................................   0.15%      0.60%      0.25%           1.00%        0.45%        0.55%
  Macro-Cap Value(2)..................................   0.50%      0.78%      0.25%           1.53%        0.63%        0.90%
  Micro-Cap Growth(2).................................   0.95%      0.47%      0.25%           1.67%        0.32%        1.35%
VIP(3)
  VIP Equity-Income: Initial Class Shares(4)..........   0.48%      0.09%         --           0.57%        0.01%        0.56%
  VIP High Income: Initial Class Shares(4)............   0.58%      0.11%         --           0.69%           --        0.69%
  VIP Contrafund: Initial Class Shares(4).............   0.58%      0.09%         --           0.67%        0.02%        0.65%
JANUS ASPEN SERIES
  Capital Appreciation -- Service Shares(5)...........   0.65%      0.04%      0.25%           0.94%           --        0.94%
  International Growth -- Service Shares(5)...........   0.65%      0.11%      0.25%           1.01%           --        1.01%
AVERAGE...............................................   0.48%      0.25%         --           0.93%           --        0.78%

(1) The shareholders of the fund approved new management fees for certain portfolios and a distribution (Rule 12b-1) fee, effective May 1, 2000. The table shows the new management and distribution fees that will be in effect May 1, 2000 and other expenses incurred in fiscal year 1999.
(2) Minnesota Life voluntarily waived certain expenses for these portfolios for the period ended December 31, 1999. If these portfolios had been charged for expenses the ratio of expenses to average daily net assets would have been as shown in the column "Total annual fund operating expenses without waivers or reductions." It is Advantus Capital's intention to waive other fund expenses during the current fiscal year which exceed, as a percentage of average daily net assets, .15% except for the International Stock and Global Bond portfolios where other fund expenses must exceed 1.00%. Advantus Capital reserves the option to reduce the level of other fund expenses which it will voluntarily absorb.
(3) A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, through arrangements with certain funds', or FMR on behalf of certain funds', custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. Without these reductions, the total operating expenses presented in the table would have been .57% for Equity-Income Portfolio, and .67% for Contrafund Portfolio. These arrangements are described in the VIP prospectuses.
(4) The advisory fee for each of these portfolios is calculated by adding a group fee rate to an individual fund fee rate and multiplying the result by each fund's or portfolio's average net assets. These figures represent the actual 1999 averages.
(5) Expenses are based on the estimated expenses that the new Service Shares Class of each portfolio expects to incur in its initial fiscal year. All expenses are shown without the effect of expense offset arrangements.

     Although the Maturing Government Bond Portfolio with a target maturity of 2002 is included in this prospectus, it is not available for premium allocations or transfers. The investment advisory fee for this portfolio is .25 percent and the other expense fee is .85 percent.

F. 54844  5-2000

     THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND UNDER THE HEADING "ADVANTUS SERIES FUND, INC." ON PAGE 13.

     Advantus Capital has entered into a sub-advisory agreement with Credit Suisse Asset Management, LLC ("CSAM") with primary offices in New York, New York under which CSAM provides advisory services to the Capital Appreciation Portfolio. CSAM replaces Winslow Capital Management, Inc. effective May 1, 2000 as the sub-adviser to the Capital Appreciation Portfolio.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN APPENDIX A.

                                   APPENDIX A

               ILLUSTRATIONS OF ACCOUNT VALUES AND DEATH BENEFITS

     The following tables illustrate how the account value and death benefit of a policy change with the investment experience of the sub-accounts of the separate account. The tables show how the account values and death benefit of a policy issued to an insured of a given age and at a given premium would vary over time if the investment return on the assets held in each sub-account of the separate account were a uniform, gross, after-tax rate of 0 percent, 6 percent or 12 percent. In addition, the account values and death benefits would be different from those shown if the gross annual investment rates of return averaged 0 percent, 6 percent and 12 percent over a period of years, but fluctuated above and below those averages for individual policy years.
     The tables illustrate both a policy issued to an insured, age 45 and to an insured, age 55, in a group-sponsored program issued a group contract. This assumes a $4.00 monthly administration charge, a 3 percent sales charge, a 2 percent premium tax charge, and a .25 percent federal tax charge. Cost of insurance charges used in the tables are either the guaranteed maximums or assumed levels as described in the following paragraph. If a particular policy has different administration, sales, tax, or cost of insurance charges, the account values and death benefits would vary from those shown in the tables. The illustrations of death benefits also vary between tables depending upon whether the level or variable type death benefits are illustrated.
     The account value column in the tables with the heading "Using Maximum Mortality Charges" shows the accumulated value of premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed maximum rate when there has been simplified underwriting, which is 125 percent of the maximum allowed under the 1980 Commissioners Standard Ordinary ("CSO") Mortality Table. The account value column in the table with the heading "Using Current Mortality Charges" shows the accumulated value of premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance at an assumed level which is substantially less than the guaranteed rate. Actual cost of insurance charges for a policy depend on a variety of factors as described in "Account Value Charges."
     The amounts shown for the hypothetical account value and death benefit as of each policy year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund and a daily mortality and expense risk charge assessed against the net assets of the Variable Universal Life Account are deducted from the gross return. The mortality and expense risk charge reflected in the illustrations is at an annual rate of .50 percent. The investment expenses illustrated represent an average of the investment advisory fee charged for all Funds covered under this prospectus. The investment advisory fee for each Portfolio for the last fiscal year is shown under the heading "Fund Charges" in this prospectus. In addition to the deduction for the investment advisory fee, the illustrations also reflect a deduction for Portfolio costs and expenses for the last fiscal year, as illustrated under the heading "What charges are associated with the policy?--Fund Charges" in this prospectus. The illustration reflects certain fees and expenses that were waived or voluntarily absorbed, as detailed in the footnote to the expense table. We do not expect any changes to the voluntary absorption of expenses policy in the current year. Therefore, gross annual rates of return of 0 percent, 6 percent and 12 percent correspond to approximate net annual rates of return of -1.28 percent, 4.72 percent and 10.72 percent.
     The tables reflect the fact that no charges for federal, state or local income taxes are currently made against the Variable Universal Life Account. If such a charge is made in the future, it will take a higher gross rate of return to produce after-tax returns of 0 percent, 6 percent and 12 percent than it does now which produce the account values and death benefits illustrated. Additionally, the hypothetical values shown in the tables assume that the policy for which values are illustrated is not deemed an individual policy under OBRA, and therefore the values do not reflect the additional premium expense charge to cover Minnesota Life's increased federal tax expense in that situation (as described in "Federal Tax Charge").
     The tables illustrate the policy values that would result based upon the investment rates of return if the premiums are paid on a monthly basis, and if no policy loans have been made. The tables are also based on the assumptions that no partial surrenders have been made, that no transfer charges were incurred and that no optional riders have been requested. The policy values in the tables also may reflect an increase in the face amount of insurance to the minimum amount necessary to maintain the policy's qualification as life insurance under Section 7702 of the Code. Further, the tables may show a decrease in the face amount to a level that the account value immediately prior to the decrease plus the additional illustrated premiums with interest can provide.
     Upon request, we will provide a comparable illustration based on the proposed insured's age, the face amount of insurance, premium amount and frequency of payment, the group size and gender mix among other characteristics of the group and the insurance program.

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 45
                       FACE AMOUNT OF INSURANCE--$100,000
                             ANNUAL PREMIUM--$1,800
                           (MONTHLY PREMIUM--$150)(1)

                        USING ASSUMED MORTALITY CHARGES*

                                --ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF--
                         -------------------------------------------------------------
                            0% GROSS(2)          6% GROSS(2)          12% GROSS(2)
                            (-1.28% NET)         (4.72% NET)          (10.72% NET)
                         ------------------   ------------------   -------------------
END OF   ATT   ANNUAL    ACCOUNT    DEATH     ACCOUNT    DEATH     ACCOUNT     DEATH
POL YR   AGE   PREMIUM    VALUE    BENEFIT     VALUE    BENEFIT     VALUE     BENEFIT
------   ---   -------   -------   --------   -------   --------   --------   --------
1...     46    $1,800    $ 1,457   $100,000   $ 1,504   $100,000   $  1,551   $100,000
2...     47     1,800      2,886    100,000     3,070    100,000      3,259    100,000
3...     48     1,800      4,277    100,000     4,690    100,000      5,130    100,000
4...     49     1,800      5,642    100,000     6,379    100,000      7,194    100,000
5...     50     1,800      6,992    100,000     8,151    100,000      9,484    100,000
6...     51     1,800      8,307    100,000     9,989    100,000     12,004    100,000
7...     52     1,800      9,575    100,000    11,887    100,000     14,768    100,000
8...     53     1,800     10,810    100,000    13,858    100,000     17,816    100,000
9...     54     1,800     11,990    100,000    15,887    100,000     21,162    100,000
10..     55     1,800     13,118    100,000    17,978    100,000     24,840    100,000
15..     60     1,800     17,704    100,000    29,262    100,000     49,579    100,000
20..     65     1,800     20,300    100,000    42,230    100,000     91,021    109,965
25..     70     1,800     20,527    100,000    57,771    100,000    159,949    183,942
30..     75     1,800     13,396    100,000    75,841    100,000    272,168    288,690

------------
(1) A premium payment of $150 is assumed to be paid monthly at the beginning of each policy month.
(2) Assumes no policy loan has been made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, and prevailing interest rates. The death benefits and account values for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representations can be made by Minnesota Life or the Funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

* This illustration uses assumed mortality charges for a group-sponsored program issued a group contract. Actual cost of insurance charges for a policy depend on a variety of factors as described in "Account Value Charges."

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 45
                       FACE AMOUNT OF INSURANCE--$100,000
                             ANNUAL PREMIUM--$1,800
                           (MONTHLY PREMIUM--$150)(1)

                        USING MAXIMUM MORTALITY CHARGES

                                --ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF--
                         -------------------------------------------------------------
                            0% GROSS(2)          6% GROSS(2)          12% GROSS(2)
                            (-1.28% NET)         (4.72% NET)          (10.72% NET)
                         ------------------   ------------------   -------------------
END OF   ATT   ANNUAL    ACCOUNT    DEATH     ACCOUNT    DEATH     ACCOUNT     DEATH
POL YR   AGE   PREMIUM    VALUE    BENEFIT     VALUE    BENEFIT     VALUE     BENEFIT
------   ---   -------   -------   --------   -------   --------   --------   --------
   1     46    $1,800    $1,059    $100,000   $ 1,094   $100,000   $  1,128   $100,000
   2     47     1,800     2,067     100,000     2,201    100,000      2,337    100,000
   3     48     1,800     3,023     100,000     3,320    100,000      3,636    100,000
   4     49     1,800     3,924     100,000     4,450    100,000      5,032    100,000
   5     50     1,800     4,767     100,000     5,588    100,000      6,534    100,000
   6     51     1,800     5,547     100,000     6,728    100,000      8,148    100,000
   7     52     1,800     6,258     100,000     7,865    100,000      9,882    100,000
   8     53     1,800     6,892     100,000     8,992    100,000     11,744    100,000
   9     54     1,800     7,442     100,000    10,101    100,000     13,744    100,000
  10     55     1,800     7,901     100,000    11,184    100,000     15,893    100,000
  15     60     1,800     8,659     100,000    16,046    100,000     29,592    100,000
  20     65     1,800     5,773     100,000    18,907    100,000     50,974    100,000
  25     70     1,800         0           0    16,635    100,000     87,845    101,022
  30     75     1,800         0           0     1,781    100,000    152,305    161,508

------------
(1) A premium payment of $150 is assumed to be paid monthly at the beginning of each policy month.
(2) Assumes no policy loan has been made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, and prevailing interest rates. The death benefits and account values for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representations can be made by Minnesota Life or the Funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                             DEATH BENEFIT OPTION B
                                  ISSUE AGE 45
                       FACE AMOUNT OF INSURANCE--$50,000
                             ANNUAL PREMIUM--$1,800
                           (MONTHLY PREMIUM--$150)(1)

                        USING ASSUMED MORTALITY CHARGES*

                               --ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF--
                         ------------------------------------------------------------
                            0% GROSS(2)         6% GROSS(2)          12% GROSS(2)
                           (-1.28% NET)         (4.72% NET)          (10.72% NET)
                         -----------------   ------------------   -------------------
END OF   ATT   ANNUAL    ACCOUNT    DEATH    ACCOUNT    DEATH     ACCOUNT     DEATH
POL YR   AGE   PREMIUM    VALUE    BENEFIT    VALUE    BENEFIT     VALUE     BENEFIT
------   ---   -------   -------   -------   -------   --------   --------   --------
   1      46   $1,800    $ 1,551   $51,551   $ 1,601   $ 51,601   $  1,651   $ 51,651
   2      47    1,800      3,075    53,075     3,272     53,272      3,472     53,472
   3      48    1,800      4,569    54,569     5,009     55,009      5,476     55,476
   4      49    1,800      6,037    56,037     6,822     56,822      7,688     57,688
   5      50    1,800      7,486    57,486     8,720     58,720     10,138     60,138
   6      51    1,800      8,905    58,905    10,696     60,696     12,837     62,837
   7      52    1,800     10,288    60,288    12,746     62,746     15,807     65,807
   8      53    1,800     11,642    61,642    14,881     64,881     19,082     69,082
   9      54    1,800     12,954    62,954    17,092     67,092     22,683     72,683
  10      55    1,800     14,226    64,226    19,383     69,383     26,645     76,645
  15      60    1,800     19,804    69,804    31,965     81,965     53,143    103,143
  20      65    1,800     23,912    73,912    46,510     96,510     95,731    145,731
  25      70    1,800     26,327    76,327    63,169    113,169    164,682    214,682
  30      75    1,800     24,306    74,306    79,308    129,308    273,944    323,944

------------
(1) A premium payment of $150 is assumed to be paid monthly at the beginning of each policy month.
(2) Assumes no policy loan has been made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, and prevailing interest rates. The death benefits and account values for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representations can be made by Minnesota Life or the Funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

* This illustration uses assumed mortality charges for a group-sponsored program issued a group contract. Actual cost of insurance charges for a policy depend on a variety of factors as described in "Account Value Charges."

                             DEATH BENEFIT OPTION B
                                  ISSUE AGE 45
                       FACE AMOUNT OF INSURANCE--$50,000
                             ANNUAL PREMIUM--$1,800
                           (MONTHLY PREMIUM--$150)(1)

                        USING MAXIMUM MORTALITY CHARGES

                               --ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF--
                         -----------------------------------------------------------
                            0% GROSS(2)         6% GROSS(2)         12% GROSS(2)
                           (-1.28% NET)         (4.72% NET)         (10.72% NET)
                         -----------------   -----------------   -------------------
END OF   ATT   ANNUAL    ACCOUNT    DEATH    ACCOUNT    DEATH    ACCOUNT     DEATH
POL YR   AGE   PREMIUM    VALUE    BENEFIT    VALUE    BENEFIT    VALUE     BENEFIT
------   ---   -------   -------   -------   -------   -------   --------   --------
   1     46    $1,800    $1,333    $51,333   $ 1,377   $51,377   $  1,419   $ 51,419
   2     47     1,800     2,627     52,627     2,795    52,795      2,967     52,967
   3     48     1,800     3,881     53,881     4,257    54,257      4,656     54,656
   4     49     1,800     5,094     55,094     5,762    55,762      6,500     56,500
   5     50     1,800     6,265     56,265     7,309    57,309      8,511     58,511
   6     51     1,800     7,389     57,389     8,898    58,898     10,706     60,706
   7     52     1,800     8,464     58,464    10,526    60,526     13,099     63,099
   8     53     1,800     9,486     59,486    12,190    62,190     15,707     65,707
   9     54     1,800    10,451     60,451    13,887    63,887     18,547     68,547
  10     55     1,800    11,356     61,356    15,615    65,615     21,641     71,641
  15     60     1,800    14,888     64,888    24,641    74,641     41,834     91,834
  20     65     1,800    16,299     66,299    33,824    83,824     72,927    122,927
  25     70     1,800    14,475     64,475    41,759    91,759    120,482    170,482
  30     75     1,800     7,694     57,694    45,933    95,933    192,940    242,940

------------
(1) A premium payment of $150 is assumed to be paid monthly at the beginning of each policy month.
(2) Assumes no policy loan has been made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, and prevailing interest rates. The death benefits and account values for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representations can be made by Minnesota Life or the Funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 55
                       FACE AMOUNT OF INSURANCE--$100,000
                             ANNUAL PREMIUM--$3,000
                           (MONTHLY PREMIUM--$250)(1)

                        USING ASSUMED MORTALITY CHARGES

                                --ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF--
                         --------------------------------------------------------------
                            0% GROSS(2)           6% GROSS(2)          12% GROSS(2)
                            (-1.28% NET)          (4.72% NET)          (10.72% NET)
                         ------------------   -------------------   -------------------
END OF   ATT   ANNUAL    ACCOUNT    DEATH     ACCOUNT     DEATH     ACCOUNT     DEATH
POL YR   AGE   PREMIUM    VALUE    BENEFIT     VALUE     BENEFIT     VALUE     BENEFIT
------   ---   -------   -------   --------   --------   --------   --------   --------
   1     56    $3,000    $ 2,304   $100,000   $  2,379   $100,000   $  2,453   $100,000
   2     57     3,000      4,509    100,000      4,800    100,000      5,097    100,000
   3     58     3,000      6,631    100,000      7,280    100,000      7,969    100,000
   4     59     3,000      8,662    100,000      9,814    100,000     11,089    100,000
   5     60     3,000     10,605    100,000     12,410    100,000     14,490    100,000
   6     61     3,000     12,454    100,000     15,065    100,000     18,201    100,000
   7     62     3,000     14,214    100,000     17,788    100,000     22,266    100,000
   8     63     3,000     15,876    100,000     20,579    100,000     26,725    100,000
   9     64     3,000     17,456    100,000     23,456    100,000     31,644    100,000
  10     65     3,000     18,936    100,000     26,413    100,000     37,072    100,000
  15     70     3,000     24,896    100,000     42,807    100,000     74,940    100,000
  20     75     3,000     24,350    100,000     60,545    100,000    140,307    148,650
  25     80     3,000     10,140    100,000     81,227    100,000    247,838    260,230
  30     85     3,000          0          0    112,566    118,195    418,248    439,161

------------
(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each policy month.
(2) Assumes no policy loan has been made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, and prevailing interest rates. The death benefits and account values for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representations can be made by Minnesota Life or the Funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

* This illustration uses assumed mortality charges for a group-sponsored program issued a group contract. Actual cost of insurance charges for a policy depend on a variety of factors as described in "Account Value Charges."

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 55
                       FACE AMOUNT OF INSURANCE--$100,000
                             ANNUAL PREMIUM--$3,000
                           (MONTHLY PREMIUM--$250)(1)

                        USING MAXIMUM MORTALITY CHARGES

                                --ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF--
                         -------------------------------------------------------------
                            0% GROSS(2)          6% GROSS(2)          12% GROSS(2)
                            (-1.28% NET)         (4.72% NET)          (10.72% NET)
                         ------------------   ------------------   -------------------
END OF   ATT   ANNUAL    ACCOUNT    DEATH     ACCOUNT    DEATH     ACCOUNT     DEATH
POL YR   AGE   PREMIUM    VALUE    BENEFIT     VALUE    BENEFIT     VALUE     BENEFIT
------   ---   -------   -------   --------   -------   --------   --------   --------
   1     56    $3,000    $1,478    $100,000   $ 1,526   $100,000   $  1,573   $100,000
   2     57     3,000     2,848     100,000     3,034    100,000      3,224    100,000
   3     58     3,000     4,109     100,000     4,521    100,000      4,959    100,000
   4     59     3,000     5,257     100,000     5,983    100,000      6,788    100,000
   5     60     3,000     6,285     100,000     7,412    100,000      8,717    100,000
   6     61     3,000     7,178     100,000     8,793    100,000     10,746    100,000
   7     62     3,000     7,919     100,000    10,108    100,000     12,875    100,000
   8     63     3,000     8,488     100,000    11,333    100,000     15,103    100,000
   9     64     3,000     8,859     100,000    12,444    100,000     17,428    100,000
  10     65     3,000     9,010     100,000    13,414    100,000     19,852    100,000
  15     70     3,000     5,725     100,000    15,307    100,000     34,032    100,000
  20     75     3,000         0           0     6,949    100,000     53,852    100,000
  25     80     3,000         0           0         0          0     89,024    100,000
  30     85     3,000         0           0         0          0    160,189    168,198

------------
(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each policy month.
(2) Assumes no policy loan has been made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, and prevailing interest rates. The death benefits and account values for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representations can be made by Minnesota Life or the Funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                             DEATH BENEFIT OPTION B
                                  ISSUE AGE 55
                       FACE AMOUNT OF INSURANCE--$50,000
                             ANNUAL PREMIUM--$3,000
                           (MONTHLY PREMIUM--$250)(1)

                        USING ASSUMED MORTALITY CHARGES*

                               --ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF--
                         ------------------------------------------------------------
                            0% GROSS(2)         6% GROSS(2)          12% GROSS(2)
                           (-1.28% NET)         (4.72% NET)          (10.72% NET)
                         -----------------   ------------------   -------------------
END OF   ATT   ANNUAL    ACCOUNT    DEATH    ACCOUNT    DEATH     ACCOUNT     DEATH
POL YR   AGE   PREMIUM    VALUE    BENEFIT    VALUE    BENEFIT     VALUE     BENEFIT
------   ---   -------   -------   -------   -------   --------   --------   --------
   1     56    $3,000    $ 2,537   $52,537   $ 2,619   $ 52,619   $  2,700   $ 52,700
   2     57     3,000      4,999    54,999     5,319     55,319      5,646     55,646
   3     58     3,000      7,394    57,394     8,110     58,110      8,869     58,869
   4     59     3,000      9,717    59,717    10,989     60,989     12,394     62,394
   5     60     3,000     11,969    61,969    13,960     63,960     16,251     66,251
   6     61     3,000     14,144    64,144    17,023     67,023     20,472     70,472
   7     62     3,000     16,243    66,243    20,181     70,181     25,094     75,094
   8     63     3,000     18,262    68,262    23,433     73,433     30,155     80,155
   9     64     3,000     20,208    70,208    26,790     76,790     35,708     85,708
  10     65     3,000     22,069    72,069    30,243     80,243     41,792     91,792
  15     70     3,000     30,101    80,101    49,089     99,089     82,376    132,376
  20     75     3,000     33,348    83,348    67,982    117,982    144,438    194,438
  25     80     3,000     28,825    78,825    82,995    132,995    237,536    287,536
  30     85     3,000     11,492    61,492    86,884    136,884    375,236    425,236

------------
(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each policy month.
(2) Assumes no policy loan has been made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, and prevailing interest rates. The death benefits and account values for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representations can be made by Minnesota Life or the Funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

* This illustration uses assumed mortality charges for a group-sponsored program issued a group contract. Actual cost of insurance charges for a policy depend on a variety of factors as described in "Account Value Charges."

                             DEATH BENEFIT OPTION B
                                  ISSUE AGE 55
                       FACE AMOUNT OF INSURANCE--$50,000
                             ANNUAL PREMIUM--$3,000
                           (MONTHLY PREMIUM--$250)(1)

                        USING MAXIMUM MORTALITY CHARGES

                               --ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF--
                         -----------------------------------------------------------
                            0% GROSS(2)         6% GROSS(2)         12% GROSS(2)
                           (-1.28% NET)         (4.72% NET)         (10.72% NET)
                         -----------------   -----------------   -------------------
END OF   ATT   ANNUAL    ACCOUNT    DEATH    ACCOUNT    DEATH    ACCOUNT     DEATH
POL YR   AGE   PREMIUM    VALUE    BENEFIT    VALUE    BENEFIT    VALUE     BENEFIT
------   ---   -------   -------   -------   -------   -------   --------   --------
   1     56    $3,000    $ 2,092   $52,092   $ 2,160   $52,160   $  2,227   $ 52,227
   2     57     3,000      4,102    54,102     4,365    54,365      4,634     54,634
   3     58     3,000      6,030    56,030     6,616    56,616      7,239     57,239
   4     59     3,000      7,873    57,873     8,911    58,911     10,060     60,060
   5     60     3,000      9,628    59,628    11,248    61,248     13,113     63,113
   6     61     3,000     11,286    61,286    13,618    63,618     16,415     66,415
   7     62     3,000     12,838    62,838    16,013    66,013     19,981     69,981
   8     63     3,000     14,275    64,275    18,421    68,421     23,827     73,827
   9     64     3,000     15,583    65,583    20,830    70,830     27,969     77,969
  10     65     3,000     16,753    66,753    23,228    73,228     32,425     82,425
  15     70     3,000     20,287    70,287    34,685    84,685     60,377    110,377
  20     75     3,000     18,531    68,531    43,296    93,296    100,217    150,217
  25     80     3,000      8,389    58,389    44,335    94,335    155,206    205,206
  30     85     3,000          0         0    31,184    81,184    230,083    280,083

------------
(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each policy month.
(2) Assumes no policy loan has been made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, and prevailing interest rates. The death benefits and account values for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representations can be made by Minnesota Life or the Funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN APPENDIX B.

                                   APPENDIX B

                              POLICY LOAN EXAMPLE

As an example of the effect of a policy loan upon the policy account value and the death benefit, assume a policy of an insured age 45 with the following characteristics: The Variable Universal Life Policy has an Option B death benefit with a level face amount of $50,000. Further, assume that 100 percent of net premiums are invested in the sub-accounts of the Variable Universal Life Account, that the gross investment rate in the Variable Universal Life Account was 12 percent each year and that Minnesota Life deducted assumed mortality charges. This situation is shown in Appendix A, "Illustrations of Account Values and Death Benefits."
     Now assume that the insured, who is also the owner of the policy, takes a policy loan in the amount of $5,000 at the end of the fourth policy year.
     When a policy loan is taken, the net cash value is reduced by the amount borrowed and any accrued interest subsequently charged. The amount borrowed continues to be a part of the account value, as the amount borrowed becomes part of the loan account value where it will accrue loan interest credits and will be held in our general account. Interest is charged on the policy loan at a policy loan interest rate of 8 percent per year. Interest is also credited to a policy when there is a policy loan. Interest credits on the policy loan are at a rate which is not less than the policy loan interest rate less 2 percent per year. Assume the interest credits in this example will be at 6 percent per year.
     The following table shows the effect on the end of fifth year account value and death benefit, if a policy loan of $5,000 is made at the end of the fourth year.

         End of Year                 End of Year
        Account Value               Death Benefit
  With Loan*   Without Loan   With Loan*   Without Loan
  ----------   ------------   ----------   ------------
    $9,900       $10,138       $59,900       $60,138

     Note that the difference in the account values here represents the difference between the actual policy performance in the sub-accounts of the Variable Universal Life Account and the interest credited on the principal amount of the policy loan. If interest credited on a policy loan exceeds the policy performance, then a policy with a loan will have a greater value than a policy with no loan activity. Where policy performance exceeds the interest credited on a policy loan, the resulting policy value will be lower than it would have been if the loan were not made.
     Now consider an identical situation to that above except that the death benefit is under Option A with a face amount of insurance of $100,000. This situation is also shown in Appendix A, "Illustrations of Account Values and Death Benefits." The following table shows the effect on the same fifth year values if a policy loan of $5,000 is made at the end of the fourth year.

         End of Year                 End of Year
        Account Value               Death Benefit
  With Loan*   Without Loan   With Loan*   Without Loan
  ----------   ------------   ----------   ------------
    $9,246        $9,484       $100,000      $100,000

------------
* The account values above under the "With Loan" headings include the loan account value, that is, the amount of the loan plus accrued interest subsequently credited. If the insured were to surrender the policy at the end of the fifth year, he or she would receive only the net cash value in the sub-accounts of the Variable Universal Life Account. The net cash value equals the account value less the loan account value since there are no charges due. If the insured were to die at the end of the fifth year we would pay out the death benefit listed under the "With Loan" heading less the loan account value.

                                       B-1